UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing.

On March 22, 2018, Westmoreland Coal Company (the "Company") received a notification letter from The Nasdaq Stock Market ("Nasdaq") informing the Company that for the last 30 consecutive business days, the bid price of the Company’s common stock had closed below $1.00 per share, which is the minimum required closing bid price for continued listing on The Nasdaq Global Market pursuant to Listing Rule 5450(a)(1) ("Bid Price Rule"). On March 23, 2018, the Company received a second notification letter (collectively with the first notification letter, the "Notice Letters") from Nasdaq informing the Company that for the last 30 consecutive business days, the market value for the Company's publicly held common stock had closed below $15 million, which is the minimum market value of publicly held common stock required for continued listing on The Nasdaq Global Market pursuant to Listing Rule 5450(b)(3)(C) ("Market Value Rule").

The Notice Letters have no immediate effect on the listing or trading of the Company's common stock on The Nasdaq Global Market. The Company has 180 calendar days from the date of each of the Notice Letters, or until September 18, 2018 with respect to the Bid Price Rule, and September 19, 2018 with respect to the Market Value Rule, to regain compliance. To regain compliance with the Bid Price Rule, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of ten consecutive business days. To regain compliance with the Market Value Rule, the market value of the Company's publicly held common stocks at closing of the Company’s common stock must be at least $15 million for a minimum of ten consecutive business days. If the Company does not regain compliance the continued listing standards by September 18, 2018 with respect to the Bid Price Rule, and September 19, 2018 with respect to the Market Value Rule, the Company may be eligible for additional time to regain compliance or if the Company is otherwise not eligible, the Company may request a hearing before a hearings panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 23, 2018	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary